SUBSCRIPTION AGREEMENT
                                                                      EXHIBIT A
                           DELIGHTFULLY FROZEN CORP.,
                                7531 Aberdon Road
                               Dallas, Texas 75252
                            Telephone: (972) 735-9064

The undersigned has received and read the Confidential Private Placement Memorandum dated October 23, 2002 ("Memorandum"), pursuant to which Delightfully Frozen Corp., a Texas corporation ("Company"), is offering for sale to the undersigned shares of the Company's $.001 par value common stock at a purchase price of $0.15 per share ("Offered Shares"). The terms used and not defined in this Subscription Agreement have the meanings specified for such terms in the Memorandum.

1. SUBSCRIPTION. On the terms and subject to the conditions of this Subscription Agreement and the Memorandum, the undersigned hereby subscribes for the number of Offered Shares of the Company, specified below for a subscription price of $0.15 per Offered Share. The undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Offered Shares is due upon subscription.

2. ACCEPTANCE OF SUBSCRIPTION. The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, and
(ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. The undersigned agrees that subscriptions need not be accepted by the Company in the order in which subscriptions are received.

3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE UNDERSIGNED. The undersigned hereby represents and warrants to and covenants with the Company, the Company's officers, directors, employees, attorneys, agents and any person who has solicited this subscription as follows:

(a) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies, and he or she has no need in the foreseeable future to sell the Offered Shares. The undersigned is able to accommodate the economic risks of the undersigned's purchase of Offered Shares, and the undersigned has a sufficient net worth to sustain a loss of his or her investment in the Company, or a portion thereof, in the event such loss should occur.

(b) The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

(c) The undersigned confirms that all documents, records and books, pertaining to his or her proposed investment in the Company have been made available to the undersigned.

(d) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of his or her proposed investment in the Company, and all such questions have been answered to the complete satisfaction of the undersigned.

(e) The Offered Shares will be acquired by the undersigned for his or her own account for investment in a manner which would not require registration or qualification pursuant to the provisions of the Securities Act of 1933, as amended ("Act"), or any state Blue Sky law.

(f) The undersigned understands that the offer and sale of the Offered Shares in the individual states in transactions which satisfy the requirements of Rule 506 of Regulation D promulgated pursuant to
         Section 4(2) of the Securities Act of 1933 are not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 ("NSMIA"). NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506.


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(g)      The undersigned represents that it has been called to his or her attention by those provisions of the Memorandum and by those persons with whom the undersigned has dealt in connection with his or her proposed investment in the Company, that the Company has no history of operation and no earnings and that the undersigned's proposed investment in the Company involves significant risks which may result in the loss of that investment, or a portion thereof.

(h) The undersigned has received no representations or warranties in making his or her investment decision.

(i) The undersigned acknowledges and agrees that the Company has made available to the undersigned or his or her personal advisors the opportunity to obtain appropriate information to evaluate the merits and risks of an investment in the Company.

(j) The undersigned understands that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has made any finding or determination relating to the fairness of any purchase of the Offered Shares and that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has or will recommend or endorse a purchase of the Offered Shares.

(k) The undersigned is now a bona fide citizen of the United States of America and a bona fide resident of the state set forth below and the address and Social Security number or federal tax identification number set forth below are his true and correct residence and Social Security number or federal tax identification number. The undersigned has no current intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, the undersigned represents and warrants that the undersigned was formed pursuant to the laws of ____________________________________, and the undersigned's principal place of business is within such state, and that the undersigned was not organized for the purpose of acquiring Offered Shares.

(l) The undersigned hereby represents and warrants that the undersigned's total purchase of Offered Shares shall not exceed 10% of the undersigned's net worth.

(m) By initialing where indicated and appropriate below, the undersigned hereby represents and warrants that the undersigned is an "Accredited Investor", as defined by the provisions of Rule 501 of Regulation D promulgated pursuant to the Act, and falls within one of the following categories:

______ (1)     The undersigned is a director or executive officer of the
officer,       Company, or any director, executive or general partner of a
initials       general partner of the Company; or

______ (2)     The undersigned is a natural person whose individual net worth,
initials       or joint net worth with the undersigned's spouse, at the time of his or her purchase exceeds $1,000,000.00; or

______ (3)     The undersigned is a natural person who had an individual income
initials       in excess of $200,000.00 in each of the 2 most recent years or joint income with the undersigned's spouse in excess of $300,000.00 in each of those years and has a reasonable expectation of having the same income level in the current year;
               or

______ (4)     The  undersigned is a trust,  with total assets in excess of
initials       $5,000,000.00, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated pursuant to the Act; or

______ (5)     The undersigned is an entity in which all of the equity owners
initials       are Accredited Investors.

4. INDEMNIFICATION. The undersigned acknowledges that he or she understands the meaning and legal consequences of the representations, warranties, and covenants specified in Paragraph 3 of this Subscription Agreement and that the Company has relied on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, from any and all loss, damage or liability due to, or occurring because of, a breach of any such representation, warranty, or covenant.


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

5. SUBSEQUENT REGISTRATION OF OFFERED SHARES. The undersigned has no right to require that the Offered Shares be registered pursuant to the provisions of the Act, or otherwise. The undersigned further acknowledges and agrees that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges and agrees that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator or similar person of any state, province or territory.

6. LIMITATION ON TRANSFER OF OFFERED SHARES. The undersigned acknowledges and agrees that he or she is aware that there are substantial restrictions on the transferability of the Offered Shares. Because the Offered Shares will not be registered pursuant to the provisions of the Act (unless the undersigned exercises his or her right to require such registration), the undersigned agrees not to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any Offered Shares unless such sale is exempt from such registration pursuant to the provisions of the Act or unless the Offered Shares are registered pursuant to the Act. The undersigned further acknowledges and agrees that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges and agrees that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator of any state, province or territory and for any expenses incurred by the Company for legal and accounting services in connection with reviewing such a proposed transfer and issuing opinions in connection therewith.

7. COMPLIANCE WITH ACT. The undersigned understands and agrees that the following restrictions and limitations are applicable to his or her purchase and any sale, transfer, assignment, pledge, hypothecation or other disposition of Offered Shares pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant thereto:

(a) The undersigned agrees that the Offered Shares shall not be sold, pledged, hypothecated or otherwise disposed of unless the Offered Shares are registered pursuant to the Act and applicable state or other applicable securities laws or are exempt therefrom.

(b) A legend in substantially the following form has been or will be placed on any certificate(s) or other documents evidencing the Offered Shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 AS AMENDED ("ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTIONS SPECIFIED IN SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE COMPANY OR ITS TRANSFER AGENT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR ITS TRANSFER AGENT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OR ITS TRANSFER AGENT OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY OR ITS TRANSFER AGENT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED PURSUANT THERETO.

(c) Stop transfer instructions to the transfer agent of the Company have been or will be placed with respect to the Offered Shares so as to restrict the sale, transfer, pledge, hypothecation or other disposition thereof, subject to the further terms hereof, including the provisions of the legend set forth in subparagraph (b) above.



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(d)      The legend and stop transfer instructions described in subparagraphs
         (b) and (c) above will be placed on any new certificate(s) or other documents for transfer.

8. Financial Information. The undersigned has previously been furnished an Offeree Questionnaire which has been completed and executed by the undersigned and the information contained therein remains true and correct in material aspects.



                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK






















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                              OFFEREE QUESTIONNAIRE

                           Delightfully Frozen Corp.,
                               a Texas corporation
                                7531 Aberdon Road
                               Dallas, Texas 75252
                            Telephone: (972) 735-9064

     Delightfully Frozen Corp., a Texas corporation ("Company") will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

     If the answer to any question below is "none" or "not applicable," please so indicate.

     Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to any person, as it deems appropriate to establish the availability of exemptions from registration pursuant to state and federal securities laws.

                          PART I. INDIVIDUAL INVESTORS
     Investors that are not individuals (that is, are corporations, partnerships, trusts, etc.) should start at PART II.

1. Name (as it should appear on stock certificate):
                                                  -----------------------------

2. Residence address:
                    -----------------------------------------------------------

3. Home telephone:
                 --------------------------------------------------------------

4. Date of birth:
                ---------------------------------------------------------------

5. Social security number:
                         ------------------------------------------------------

6. United States citizen:
                        -------------------------------------------------------

                  |_| Yes      |_| No

                  If no, country of citizenship:
                                               --------------------------------

7. Occupation:
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8. Number of years:
                  -------------------------------------------------------------

9. Present employer:
                   ------------------------------------------------------------

10. Position/Title:
                  -------------------------------------------------------------

11. Business address:
                    -----------------------------------------------------------

12. Business telephone:
                      ---------------------------------------------------------

13. Business fax:
                ---------------------------------------------------------------



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



14. Please specify each state and foreign country in which you have maintained your principal residence during the past three years, and the dates during which you resided in each:

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15. Are you registered to vote in, or do you have a driver's license issued by, or do you maintain a residence in any other state or country?

                  |_| Yes      |_| No

                  If yes, in which state and countries?
                                                      -------------------------

16. Do you reasonably expect that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000?

                  |_| Yes      |_| No

                  If no, please specify the amount: $
                                                  -----------------------------

17. Percentage of your income (as shown above) anticipated to be derived from sources other than salary:

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18. Was your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of those years in excess of $300,000?

                  |_| Yes      |_| No

If no, please specify the amount for last year:$     and the year before:$
                                              -------                   -------

19. Will your net worth as of the date you purchase the Offered Shares, together with the net worth of your spouse, be in excess of $1 million?

                  |_| Yes      |_| No

                  If no, please specify the amount: $
                                                    ---------------------------

20. Please describe your educational background and degrees obtained, if any:

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21. If you have any existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of each relationship:

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22. Please describe in reasonable detail the nature and extent of your business, financial and investment experience that you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests:

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23. Are you purchasing the Offered Shares for your own account and for investment purposes only?

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                  |_| Yes      |_| No

If no, please specify for whom you are investing and the reason for investing:

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24. In evaluating this investment, will you use the services of any of the following advisors? If so, please identify, providing address and telephone number:

|_| Accountant:

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|_| Attorney:

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|_| Licensed investment adviser:

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25. Anticipated dollar amount of subscription:

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         26. Indicate type of ownership in which securities will be held:

 |_| Individual
 |_| Tenants in common
 |_| Joint tenancy with rights of survivorship (husband and wife only) |_| Community property
 |_| Other (describe):

In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D. You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.

Executed at                            , on                                .
           ----------------------------    --------------------------------

------------------------------------------------------------
(Signature)

------------------------------------------------------------
(Print or type name)



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                        PART II. NONINDIVIDUAL INVESTORS

     Please complete this PART II only if the proposed purchase is to be made by a corporation, partnership, trust or other entity. If the investment will be made by more than one affiliated entity, please COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1. Name (as it will appear on stock certificate):

                                                -------------------------------
2. Address of principal place of business:
                                         --------------------------------------
3. Jurisdiction of formation or incorporation:
                                             ----------------------------------
4. Contact person:
                 --------------------------------------------------------------
5. Telephone number:
                   ------------------------------------------------------------
6. Fax number:
             ------------------------------------------------------------------

7. Type of entity (corporation, partnership, trust, etc.):
                                                         ----------------------

8. Taxpayer identification number:
                                 ----------------------------------------------

9. Was this entity formed for the purpose of this investment?
                                                            -------------------
                  |_| Yes      |_| No

If yes, all shareholders, partners or other equity owners must answer PART I of this Questionnaire.

10. Amount of your proposed investment:$
                                        ---------------------------------------

11. Entity's net worth at the time the securities will be purchased:$
                                                                    -----------

12. Check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

|_| Private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (namely, a U.S. venture capital fund that invests primarily through private placements in nonpublicly traded securities and makes available, either directly or through coinvestors, to the portfolio companies significant guidance concerning management, operations or business objectives);

|_| A small business investment company licensed by the U.S. Small Business Administration pursuant to Section 301(c) or (d) of the Small Business Investment Act of 1958;

|_| An investment company registered pursuant to the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

|_| A bank as defined in Section 3(a)(2) of the Securities Act of 1933 or a savings and loan association or other institution defined in Section 3(a)(5)(A) of that Act, acting in either an individual or fiduciary capacity;

|_| An insurance company as defined in Section 2(13) of the Securities Act of 1933;



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



|_| An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (a) whose investment decision is made by a fiduciary that is either a bank, a savings and loan association, an insurance company or a registered investment advisor or whose total assets exceed $5 million or (b) if a self-directed plan, whose investment decisions are made solely by persons who are accredited investors;

|_| An organization described in Internal Revenue Code Section 501(c)(3), a corporation, a Massachusetts or similar business trust or a partnership, in each case not formed for the purpose of this investment, with total assets in excess of $5 million;

|_| An entity not located in the United States and whose equity owners are neither U.S. citizens nor U.S. residents;

|_| A trust with total assets in excess of $5 million whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act of 1933;

|_| Other (describe):
                    -----------------------------------------------------------

13. Please provide information detailing the business, financial and investment experience of the entity and investment manager of the entity:

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In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D. You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.

Executed at                               , on                               .
           -------------------------------    -------------------------------

         ----------------------------------------------------------------------
         (Print or type name)

         By:
           --------------------------------------------------------------------

         Title:
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               PART III. SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Number of Offered Shares subscribe for       . Subscription Amount $ (number of
                                      -------
Offered Shares multiplied by $0.15)

Make check payable to: "Delightfully Frozen Corp."

EACH SUBSCRIBER REPRESENTS THAT:

(a) The information contained in this Subscription Agreement is complete and accurate and may be relied upon, and

(b) The undersigned will notify the Company immediately of any material change in any such information occurring prior to the acceptance of the undersigned's subscription.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement and initialed the foregoing statements and executed the included questionnaire this
       day of         , 200  .
-------      ---------     --

FOR INDIVIDUALS:

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Print Name

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Signature

NAME AND SIGNATURE OF JOINT TENANT OR TENANT IN COMMON

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Print Name

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Signature

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS

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Print Name of Entity

By:
   ----------------------------------------------------------------------------
Print name (Trustee, President or General Partner) of person(s) making investment decision

-------------------------------------      ------------------------------------
Signature                                  Signature

Agreed to and accepted:

Delightfully Frozen Corp.
a Texas corporation

By:
     --------------------------------
     Ken Graham

Its: President





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